Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related party transactions [abstract]
Related Party Transactions [Text Block]
12.	Related Party Transactions

The Company conducted transactions with senior management, directors and persons or companies related to these individuals, and paid or accrued amounts as follows:

	Year ended December 31,
	2020	2019
Salaries and other short-term benefits	$2,351	$2,247
Other long-term benefits	59	47
Share-based payment (1)	1,781	1,917
Total	$4,191	$4,211

(1) Share-based payment represents the amount capitalized or expensed during the period (see Note 10).

Agreements with senior management contain severance provisions in certain circumstances, including, for example, for termination without cause, in the event of a change in control, or in the event of the employee having good reason. Other than Jonathan Cherry, no PolyMet director has an agreement providing for benefits upon termination.

As a result of Glencore's ownership of 71.5% it is also a related party. In addition to the transactions described in Notes 7, 8 and 9 the Company is party to a Technical Services Agreement with Glencore whereby the Company reimburses Glencore for Project technical support costs requested under an agreed scope of work, primarily in detailed project design and mineral processing. During 2020, the Company recorded $0.309 million (2019 - $0.474 million) for services under this agreement.